--------------------------------------------------------------------------------
                    THE BLACKROCK STRATEGIC TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1999


Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

     In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,




/s/Laurence D. Fink                             /s/Ralph L. Schlosstein
-----------------------------                   -----------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                                   July 31, 1999


Dear Shareholder:
      We are pleased to present the semi-annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                 ----------------------------------------------
                                 6/30/99    12/31/98   CHANGE     HIGH     LOW
--------------------------------------------------------------------------------
  STOCK PRICE                   $9.0625    $ 9.1875     (1.36%)  $ 9.31   $9.00
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $9.64      $10.08       (4.37%)  $10.14   $9.55
--------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE      5.65%       4.54%      24.45%     5.91%   4.46%
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

      As interest rates rose and alleviated prepayment fear, mortgage securities outperformed the broader investment grade bond market. For the period ended June 30th the LEHMAN BROTHERS MORTGAGE INDEX posted a 0.53% total return versus -1.39% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998 mortgages experienced a significant rally late in 1998 following through into the first quarter of 1999. Although yields have tightened significantly from their crisis levels in 1998, mortgages remain compelling as a record issuance has come to market and kept yields attractive. Although higher mortgage rates have reduced prepayment fears, mortgage rates still remain at historically low levels.

      Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned -2.52%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S -1.39%. Corporate profitability continues to be the driving factor of corporate bond performance and profit growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market. Investor appetite for credit and liquidity risk remains suppressed after last year's volatility. We anticipate new supply to start to taper off early in the fourth quarter and relieve some of the pressure that investment grade corporates have been experiencing.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 1998 asset composition and credit rating.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
 COMPOSITION                                   JUNE 30, 1999   DECEMBER 31, 1998
--------------------------------------------------------------------------------
 Zero CouponBond                                   24%               24%
--------------------------------------------------------------------------------
 Corporate Bonds                                   18%               17%
--------------------------------------------------------------------------------
 Interest-Only Mortgage-Backed Securities          10%                8%
--------------------------------------------------------------------------------
 U.S. Government Securities                        10%               10%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                             8%                7%
--------------------------------------------------------------------------------
 Asset-Backed Securities                            7%                6%
--------------------------------------------------------------------------------
 Multiple Class Mortgage Pass-Throughs              7%                9%
--------------------------------------------------------------------------------
 Taxable Municipal Bonds                            5%                4%
--------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities              4%                5%
--------------------------------------------------------------------------------
 Principal-Only Mortgage-Backed Securities          3%                4%
--------------------------------------------------------------------------------
 Adjustable Rate Mortgages                          1%                1%
--------------------------------------------------------------------------------
 CMO Residuals                                      1%                1%
--------------------------------------------------------------------------------
 FNMA Project Loans                                 1%                1%
--------------------------------------------------------------------------------
 Inverse-Floating Rate Mortgages                    1%                3%
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                                                RATING % OF CORPORATES
                                    --------------------------------------------
           CREDIT RATING                JUNE 30, 1999       DECEMBER 31, 1998
    ----------------------------------------------------------------------------
         AAAor Equivalent                    4%                    5%
    ----------------------------------------------------------------------------
          AAor Equivalent                   22%                   22%
    ----------------------------------------------------------------------------
          Aor Equivalent                    38%                   34%
    ----------------------------------------------------------------------------
         BBBor Equivalent                   36%                   39%
    ----------------------------------------------------------------------------


      In accordance with the Trust's primary investment objective of returning the initial offering price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the asset-backed security (ABS) and corporate sector. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust sold Treasuries, in an effort to increase yield and reduce tail risk.
      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/Robert S. Kapito                         /s/Michael P. Lustig
------------------------                    ------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BGT
--------------------------------------------------------------------------------
   Initial Offering Date:                                     December 28, 1990
--------------------------------------------------------------------------------
   CLOSING STOCK PRICE AS OF 6/30/99:                               $9.06
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                   $9.64
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/99 ($9.06)1:              5.24%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.0396
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.4750
--------------------------------------------------------------------------------


------------------
1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

================================================================================
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
================================================================================
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)        DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--139.7%
                 MORTGAGE PASS-THROUGHS--12.3%
                 Federal Home Loan Mortgage Corp.,
      $16,717      6.50%, 11/01/25-01/01/28 ....................   $16,138,095
         390       7.50%, 11/01/10, 15 Year ....................       396,653
         337       8.00%, 09/01/23 .............................       345,733
         574       9.00%, 11/01/05, 15 Year ....................       590,144
                 Federal National Mortgage Association,
       43,609+     6.50%, 05/01/26-07/01/29 ....................    42,068,745
       5,543       7.25%, 01/01/23,  Project 797 ...............     5,551,302
       3,192       7.50%, 02/01/02-06/01/08 ....................     3,247,985
          53     Government National Mortgage
                   Association,
                   9.00%, 11/15/16 .............................        56,207
                                                                   -----------
                                                                    68,394,864
                                                                   -----------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--11.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
       10,526+     Ser. 90, Class 90-G,
                     10/15/20 ..................................    10,905,318
           3       Ser. 1360, Class 1360-PE,
                     12/15/17. .................................         3,400
       1,883       Ser. 1488, Class 1488-F,
                     09/15/06 ..................................     1,882,510
       1,625       Ser. 1488, Class 1488-PF,
                     09/15/06 ..................................     1,639,268
         271       Ser. 1590, Class 1590-K,
                     10/15/23 ..................................       270,982
       1,400       Ser. 1601, Class 1601-PG,
                     12/15/06 ..................................     1,396,150
         723       Ser. 1603, Class 1603-MB,
                     10/15/23 (ARM) ............................       730,328
       1,498       Ser. 1637, Class 1637-LF,
                     12/15/23 ..................................     1,507,222
       2,327       Ser. 1684, Class 1684-OB,
                     03/15/24 ..................................     2,345,173
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
       1,469       Trust G93-17, Class 17-SH,
                     04/25/23 (ARM) ............................     1,253,513
       15,801+     Trust 1992-43, Class 43-E,
                     04/25/22 ..................................    15,942,439
       2,275       Trust 1992-129, Class 129-G,
                     06/25/18 ..................................     2,263,131
       2,000       Trust 1992-155, Class 155-SB,
                     12/25/06 (ARM) ............................     1,936,560
       16,288++    Trust 1992-156, Class 156-H,
                     04/25/06 ..................................    16,048,688
         500       Trust 1993-71, Class 71-PG,
                     07/25/07 ..................................       499,725
         247       Trust 1993-117, Class 117-SA,
                     07/25/08 (ARM) ............................       254,606
        1,375++    Trust 1993-170, Class 170-SA,
                     09/25/08 (ARM) ............................     1,378,003
         703       Trust 1993-185, Class 185-SH,
                     04/25/19 ..................................       726,132
       1,223        Trust 1993-225, Class 225-SB,
                     07/25/23. .................................     1,132,632
       2,205       Trust 1994-40, Class 40-H,
                     10/25/20 ..................................     2,170,999
         784       Trust 1997-7, Class 7-WC,
                     04/25/22 ..................................       105,846
       1,429     Government National Mortgage
                   Association,
                   Trust 1996-3, Class 3-C,
                     09/20/20 ..................................     1,448,227
                                                                   -----------
                                                                    65,840,852
                                                                   -----------
                 INTEREST ONLY MORTGAGE-
                 BACKED SECURITIES--13.5%
AAA   91,405     CS First Boston Mortgage Securities,
                   Ser. 1997-C1, Class AX,
                     04/20/22 ** ...............................     8,301,567
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
       1,605       Ser. G2, Class 2-M,
                     07/25/18 ..................................        70,446
      11,301       Ser. G25, Class 25-S,
                     08/25/06 ..................................       264,100
       1,572       Ser. G39, Class 39-J,
                     03/25/24 ..................................       191,940
      10,815       Ser. 4, Class 4-S,
                     11/25/22 ..................................       510,317
         201       Ser. 186, Class 186-J,
                     08/15/21 ..................................        34,285
       4,007       Ser. 1055, Class 1055-I,
                     03/15/21 ..................................       941,646
       3,929       Ser. 1215, Class 1215-P,
                     06/15/06 ..................................       332,534
         180       Ser. 1375, Class 1375-H,
                     12/15/05 ..................................        17,791
       3,990       Ser. 1379, Class 1379-FB,
                     08/15/18 ..................................       137,182
       4,550       Ser. 1434, Class 1434-LA,
                     03/15/19 ..................................       270,840
      10,967       Ser. 1472, Class 1472-S,
                     05/15/06 ..................................       347,640
      14,606       Ser. 1496, Class 1496-GA,
                     03/15/19 ..................................     1,597,500

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)        DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------

                 INTEREST ONLY MORTGAGE-
                 BACKED SECURITIES--(CONTINUED)
     $10,756       Ser. 1551, Class 1551-J,
                     07/15/08 ...................................    $ 321,386
       5,048       Ser. 1590, Class 1590-JC,
                     01/15/19 ...................................      249,262
       3,939       Ser. 1626, Class 1626-PV,
                     12/15/08 ...................................      308,188
       2,067       Ser. 1662, Class 1662-P,
                     11/15/07 ...................................      266,477
       7,605       Ser. 1682, Class 1682-SB,
                     09/15/23 ...................................      397,343
      82,282       Ser. 1954, Class 1954-BA,
                     04/15/21 ...................................    1,741,910
      50,798       Ser. 1954, Class 1954-BB,
                     04/15/21 ...................................      454,640
      22,536       Ser. 1954, Class 1954-LL,
                     05/15/21 ...................................      206,433
      22,536       Ser. 1954, Class 1954-LM,
                     05/15/21 ...................................      206,433
      18,431       Ser. 1954, Class 1954-MD,
                     03/15/16 ...................................    1,748,736
      14,815       Ser. 2049, Class 2049-PK,
                     06/15/14 ...................................    1,171,748
      22,670       Ser. 2054, Class 2054-PL,
                     10/15/19 ...................................    3,761,800
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
      10,000       Trust G93-22, Class 22-P,
                     06/25/23 ...................................    3,217,160
       3,795       Trust G93-25, Class 25-N,
                     12/25/19 ...................................      621,219
       9,027       Trust G93-26, Class 26-PT,
                     12/25/17 ...................................      766,288
      16,407       Trust G93-31, Class 31-PS,
                     08/25/18 ...................................      373,588
       1,668       Trust 1991-49, Class 49-G,
                     05/25/06 ...................................      332,176
       1,455       Trust 1992-82, Class 82-IO,
                     05/25/22 ...................................      360,648
       2,402       Trust 1992-108, Class 108-L,
                     07/25/07 ...................................      552,558
       1,752       Trust 1992-208, Class 208-S,
                     11/25/07 ...................................      324,185
      17,128       Trust 1993-121, Class 121-PH,
                     01/25/19 ...................................    1,498,706
       3,797       Trust 1993-226, Class 226-SB,
                     05/25/19 ...................................      121,170
       3,448       Trust 1993-245, Class 245-JA,
                     03/25/19 ...................................      168,534
       2,140       Trust 1994-42, Class 42-SO,
                     03/25/23 ...................................      251,200
      20,598       Trust 1996-15, Class 15-SG,
                     08/25/08 ...................................    2,185,861
      12,937       Trust 1996-20, Class 20-SB,
                     10/25/08 ...................................    3,612,155
       4,484       Trust 1996-24, Class 24-SB,
                     10/25/08 ...................................      986,504
       8,499       Trust 1996-24, Class 24-SJ,
                     01/25/22 ...................................    2,592,976
         733       Trust 1996-54, Class 54-SM,
                     09/25/23 ...................................      143,468
         231       Trust 1997-17, Class 17-PJ,
                     03/18/18 ...................................        1,183
       1,820       Trust 1997-35, Class 35-PK,
                     09/18/21 ...................................      129,697
      35,469       Trust 1997-35, Class 35-SB,
                     03/25/09 ...................................      872,882
      24,000++     Trust 1997-44, Class 44-SC,
                     06/25/08 ...................................    1,514,592
      22,411       Trust 1997-50, Class 50-HJ,
                     12/25/17 ...................................    1,452,474
      43,826       Trust 1997-90, Class 90-L,
                     10/25/19 ...................................    3,992,253
AAA  116,537     First Union Lehman Brothers
                   Bank of America,
                   Ser. 1998-C2, Class IO,
                     05/18/28 ...................................    4,487,571
                 Government National Mortgage
                   Association,
       1,870       Ser. 1997-16, Class 16-PR,
                     12/20/20 ...................................      142,738
      16,824       Ser. 1998-26, Class 26-IO,
                     10/20/18 ...................................    1,629,804
                 Merrill Lynch Mortgage Investors Inc.,
AAA  105,166       Ser. 1997-C2, Class IO,
                     12/10/29 ...................................    7,189,470
AAA   73,094       Ser. 1998-C2, Class IO,
                     02/15/30 ...................................    5,519,925
AAA   97,146     Morgan Stanley Capital I,
                   Ser. 1998-HF1, Class X,
                     02/15/18 ...................................    5,823,442
N/R      930     Salomon Brothers Mortgage Securities,
                   Ser. 1987-3, Class B,
                     10/23/17 ...................................      240,940
                                                                   -----------
                                                                    74,957,511
                                                                   -----------
                 PRINCIPAL ONLY MORTGAGE-
                 BACKED SECURITIES--5.0%
AAA    1,882@    Collateralized Mortgage Obligation,
                   Trust 26, Class A,
                     04/23/17 ...................................    1,568,828
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         361       Ser. 1373, Class 1373-B,
                     09/15/22 ...................................      346,705
       2,269       Ser. 1597, Class 1597-H,
                     07/15/23 ...................................    1,444,452
       2,691       Ser. 1662, Class 1662-PO,
                     01/15/09 ...................................    2,160,635
       1,234       Ser. 2009, Class 2009-A,
                     12/15/22 ...................................      882,463

                 See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)        DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------

                 PRINCIPAL ONLY MORTGAGE-
                 BACKED SECURITIES--(CONTINUED)
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
       $ 648       Trust 225, Class 1,
                     06/01/23 .................................    $   525,863
       5,432++     Trust 1993-67, Class 67-B,
                     12/25/21 .................................      5,144,828
       2,617       Trust 1993-92, Class 92-G,
                     05/25/23 .................................      1,847,019
       1,684       Trust 1993-213, Class 213-H,
                     09/25/23 .................................      1,663,816
       1,225        Trust 1993-237, Class 237-C,
                     11/25/23 .................................      1,070,349
         800       Trust 1994-8, Class 8-D,
                     11/25/23 .................................        706,248
       4,046       Trust 1994-26, Class 26-G,
                     01/25/24 .................................      3,398,412
         550        Trust 1994-54, Class 54-E,
                     11/25/23 .................................        478,643
       2,659       Trust 1994-87, Class 87-E,
                     03/25/09 .................................      2,067,095
       1,879        Trust 1997-19, Class 19-C,
                     09/25/23 .................................      1,541,153
       1,127       Trust 1997-19, Class 19-H,
                     10/25/22 .................................        747,993
AAA    2,102     Prudential Bache CMO Trust,
                   Ser. 10, Class H,
                     04/01/19 .................................      1,912,810
                                                                   -----------
                                                                    27,507,312
                                                                   -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--6.2%
AAA    2,600     Aetna Commercial Mortgage
                   Trust, Ser. 1995-C5, Class B,
                     6.74%, 12/26/30 ..........................      2,623,210
Aa1    4,000     FDIC Trust,
                   Ser. 1994-C1, Class 2F,
                     8.70%, 09/25/25 ..........................      4,102,900
                 LTC Commercial Mortgage
                   Pass-Through Certificates,
BBB+   1,000       Ser. 1993-1, Class D,
                     9.20%, 11/28/12 ..........................      1,020,625
AAA    3,998       Ser. 1996-1, Class A,
                     7.06%, 04/15/28 ** .......................      3,993,099
A      2,290     Merrill Lynch Mortgage Investors Inc.,
                   Ser. 1995-C1, Class C,
                     7.597%, 05/25/15 .........................      2,276,074
AAA    1,170     Morgan Stanley Capital Trust I,
                   Ser. 1995-GAL1, Class A1,
                     7.00%, 02/15/02 ** .......................      1,178,710
                 Paine Webber Mortgage
                   Acceptance Corp.,
AAA    2,000       Ser. 1995-M1, Class A,
                     6.70%, 01/15/07 ** .......................      2,005,985
BBB    1,656        Ser. 1995-M1, Class D,
                     7.30%, 01/15/07 ** .......................      1,660,492
A      4,000     Resolution Trust Corp.,
                   Ser. 1994-C1, Class C,
                     8.00%, 06/25/26 ..........................      4,000,000
Aa2    2,589     Salomon Brothers Mortgage
                   Securities Trust VII,
                   Ser. 1997-TZH, Class A1,
                     7.15%, 03/25/22 ** .......................      2,630,171
AAA    3,925     Structured Asset Securities Corp.,
                   Ser. 1996-CFL, Class B,
                     6.30%, 02/25/28 ..........................      3,950,741
A      4,500     TVO Southwest,
                   Ser. 1994-MF1, Class A2,
                     9.37%, 11/18/04 **  . ....................      4,705,789
                                                                   -----------
                                                                    34,147,796
                                                                   -----------
                 ASSET-BACKED SECURITIES--10.4%
AAA    7,491     Brazos Student Loan Financial Corp.,
                   Ser. 1998-A, Class A1,
                     5.425%, 06/01/06 .........................      7,473,582
                 Broad Index Secured Trust Offering,**
Baa2   5,000       Ser. 1998-1A, Class A,
                     6.58%, 03/26/01 ..........................      4,917,344
Baa2   5,000       Ser. 1998-4A, Class B2,
                     6.97%, 09/09/01 ..........................      4,978,500
AAA   20,545     Chase Credit Card Master Trust,
                   Ser. 1997-5, Class 5-A,
                     6.194%, 08/15/05 .........................     20,332,659
N/R    2,952     Global Rated Eligible Asset Trust,
                   Ser. 1998-A,
                     7.33%, 09/15/07**/*** ....................      1,608,767
AAA    3,400     Health Care Rec Securitization Program,
                   Ser. 1999-1, Class A,
                     6.25%, 02/01/03** ........................      3,360,688
AA     6,732     Pegasus Aviation Lease Securitization,
                   Ser. 1999-1A, Class A1,
                     6.30%, 03/25/29** ........................      6,580,837
                 Structured Mortgage Asset
                   Residential Trust,**/***
N/R    4,077       Ser. 1997-2, Class 2,
                     8.24%, 03/15/06 ..........................      1,950,967
N/R    4,496       Ser. 1997-3,
                     8.724%, 04/15/06 .........................      2,000,003
A1     4,500     Student Loan Marketing Association,
                   Trust 1995-1, Class CTFS,
                     10/25/09 .................................      4,440,234
                                                                   -----------
                                                                    57,643,581
                                                                   -----------
                 ZERO COUPON BONDS--34.0%
                 Financing Corp (FICO Strips),
      18,000       03/07/02 ...................................     15,152,940
      29,300       12/27/02 ...................................     23,350,049

                 See Notes to Consolidated Financial Statements.

================================================================================
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)        DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------

                 ZERO COUPON BONDS--(CONTINUED)
                 Government Trust Certificates (Israel),
     $19,432+      05/15/02 ..................................    $ 16,211,864
      25,000       11/15/02 ..................................      20,158,750
      10,000     Government Trust Certificates (Jordan),
                   05/15/02 ..................................       8,459,400
                 U.S. Treasury Strips,
      74,550++     08/15/02 ..................................      62,630,201
      51,200++     10/31/02 ..................................      42,470,912
                                                                   -----------
                                                                   188,434,116
                                                                   -----------
                 TAXABLE MUNICIPAL BONDS--6.7%
AAA    1,000     Kern County California,
                   Pension Obligation,
                     6.39%, 08/15/02 .........................       1,006,050
AAA    3,510     Long Beach California,
                   Pension Obligation,
                     6.56%, 09/01/02 .........................       3,548,294
AAA    5,000     Los Angeles County California,
                   Pension Obligation,
                     6.54%, 06/30/02 .........................       5,049,650
AAA   10,000     New Jersey Economic
                   Development Auth., Zero Coupon,
                     02/15/03 ................................       7,919,500
                 New York City G.O.,
A-     5,000       6.54%, 03/15/02 ...........................       5,017,650
A-     5,000       7.125%, 08/15/02 ..........................       5,101,650
A-     5,000       7.34%, 04/15/02 ...........................       5,118,350
BBB+   1,235     New York St. Environ. Fac. Auth.,
                   6.73%, 09/15/02 ...........................       1,243,262
AAA    1,950     San Francisco California
                   International Airport,
                     6.35%, 05/01/02 .........................       1,958,736
AA     1,000     St. Josephs Health System California,
                     G.O., 7.13%, 07/01/02 ...................       1,022,260

                                                                   -----------
                                                                    36,985,402
                                                                   -----------
                 CORPORATE BONDS--24.7%
                 BANKING & FINANCE--11.2%
A3     4,900     Ahmanson HF & Co.,
                   8.25%, 10/01/02 ...........................       5,114,571
A3     1,700     Amsouth Bancorp.,
                   6.75%, 11/01/25 ...........................       1,681,691
A+     5,000     Goldman Sachs Group L P,
                   6.25%, 02/01/03 ** ........................       4,935,808
                 Lehman Brothers Holdings Inc.,
A      5,000       6.625%, 12/27/02 ..........................       4,944,850
A        875       6.75%, 09/24/01 ...........................         873,574
A      5,000       7.25%, 04/15/03 ...........................       5,034,300
AA-    1,665     Merrill Lynch & Co. Inc.,
                   5.75%, 11/04/02. ..........................       1,631,783
                 Nationsbank Corp.,
Aa2    5,000       6.65%, 04/09/02 ...........................       5,027,450
Aa2    5,000       7.00%, 09/15/01 ...........................       5,076,250
                 Paine Webber Group Inc.,
BBB+   2,190       7.875%, 02/15/03 ..........................       2,256,269
BBB+   7,790       8.25%, 05/01/02 ...........................       8,088,669
                 Salomon Smith Barney Holdings Inc.,
Aa3    3,000       5.875%, 02/01/01 ..........................       2,983,890
Aa3    1,500       7.00%, 05/15/00 ...........................       1,515,090
Aa3    4,500       7.98%, 03/01/00 ...........................       4,564,620
A-     8,500      Transamerica Finance Corp.,
                   6.75%, 06/01/00 ...........................       8,556,185
                                                                   -----------
                                                                     62,285,000
                                                                   -----------
                 INDUSTRIAL--4.5%
A      1,000     Bass America Inc.,
                   8.125%, 03/31/02 ..........................       1,041,040
A1     1,000     Ford Motor Credit Co.,
                   8.00%, 06/15/02 ...........................       1,040,870
Baa2   5,425     Jones Apparel Group Inc.,
                   6.25%, 10/01/01 ...........................       5,336,735
BBB+   5,000     Norfolk Southern Corp.,
                   6.95%, 05/01/02 ...........................       5,063,600
Baa1   5,265     Raytheon Co.,
                   6.45%, 08/15/02 ...........................       5,264,052
AA-    4,000     TCI Communications Inc.,
                   9.25%, 04/15/02 ...........................       4,295,040
Baa1   2,700     Tenneco Inc.,
                   8.075%, 10/01/02 ..........................       2,777,139
                                                                   -----------
                                                                    24,818,476
                                                                   -----------
                 UTILITY--2.5%
A3     5,000@@   Columbia Energy Group.,
                   6.610%, 11/28/02 ..........................       4,994,750
A3     5,000     MCI Worldcom Inc.
                   6.125%, 04/15/02 ..........................       4,951,950
A      4,000     360 Communications,
                   7.125%, 03/01/03 ..........................       4,077,920
                                                                   -----------
                                                                    14,024,620
                                                                   -----------
                 YANKEE--6.5%
AA1    5,000@@   African Development Bank,
                   7.75%, 12/15/01 ...........................       5,182,400
N/R    6,029     Banamex Remittance Master Trust,
                   Ser. 1996-1, 7.57%, 01/01/01** ............       6,018,142
A3     5,000     Corporacion Andina De Fome,
                   7.10%, 02/01/03 ...........................       4,890,350
BBB-   3,500     Empresa  Elec. Guacolda SA,
                   7.95%, 04/30/03 (Chile) ** ................       3,179,930
BBB+   1,650     Empresa  Elec.  Pehuenche,
                   7.30%, 05/01/03 (Chile) ...................       1,594,054
BBB-   2,000     Korea Development Bank,
                   6.50%, 11/15/02 ...........................       1,947,400
BBB-   5,000     Telecom Argentina,
                   9.75%,  07/12/01** ........................       4,993,750
BBB-   5,000     Transpatadora de Gas Tragas,
                   10.25%,  04/25/01
                     (Argentina) .............................       5,025,000


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)        DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------

                 YANKEE--(CONTINUED)
Baa1 $ 3,248     YPF Sociedad Anonima,
                   7.50%, 10/26/02 (Argentina) ...............     $ 3,266,811
                                                                  ------------
                                                                    36,097,837
                                                                  ------------
                 Total corporate bonds .......................     137,225,933
                                                                  ------------
                 UNITED STATES GOVERNMENT
                 SECURITIES--14.3%
      85,000+    United States Treasury Bond,
                   5.5%, 08/15/28 ............................      77,827,700
       1,680     United States Treasury Notes,
                   6.125%, 08/15/07 ..........................       1,698,110
                                                                  ------------
                                                                    79,525,810
                                                                  ------------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS *** --0.5%
          10     Federal Home Loan Mortgage Corp.,
                   Ser. 1016, Class 1016-R,
                     11/15/20 ................................          69,600
                 Federal National Mortgage Association,
                   REMIC,
           1       Trust 1991-9, Class 9-R,
                     02/25/06 ................................         484,900
           1       Trust 1991-9, Class 9-RL,,
                     02/25/06 ................................           1,000
           1       Trust 1991-48, Class 48-R,
                     05/25/06 ................................       1,481,000
           1       Trust 1991-48, Class 48-RL,
                     05/25/06 ................................              97
           8       Trust 1991-50, Class 50-R,
                     05/25/06 ................................         550,260
                                                                  ------------
                                                                     2,586,857
                                                                  ------------

        NOTIONAL
         AMOUNT
         (000)
        -------
                 CALL  OPTIONS PURCHASED--0.2%
     $68,000     Interest Rate Swap,
                   3 Month LIBOR over 5.85%,
                   expires  08/07/00 .........................         563,669
      85,000     Interest Rate Swap,
                   3 Month LIBOR over 5.60%,
                   expires  08/07/00 .........................         455,864
                                                                   -----------
                                                                     1,019,533
                                                                  ------------
                 Total long -term investments
                   (cost $802,394,594) .......................    $774,269,567

        PRINCIPAL
         AMOUNT
         (000)
        -------

                 SHORT-TERM INVESTMENTS--4.5%
                 United States Government Agency
     $25,160     Federal Home Loan Mortgage Corp.,
                   4.60%, due 07/01/99
                   (amortized cost $25,160,000) ..............      25,160,000
                                                                  ------------

                 Total investments before
                   outstanding call option written
                   and investments sold short--144.2%
                   (cost $827,554,594). ......................    $799,429,567
                                                                  ------------

                 CALL OPTION WRITTEN--(0.0%)
   $(136,000)    Interest Rate Swap,
                   3 Month LIBOR over 5.50%,
                     expires 08/10/99
                     (premium received $ 833,000) ............            (299)
                                                                  ------------

        PRINCIPAL
         AMOUNT
         (000)
        -------

                 INVESTMENTS SOLD SHORT--(12.4%)
   $ (75,000)    U.S. Treasury Bond,
                   5.25%, 02/15/29 ...........................     (67,383,000)
      (1,700)    U.S. Treasury Note,
                 4.75%, 11/15/08 .............................      (1,561,076)
                                                                  ------------
                   (proceeds received $67,894,210) ...........     (68,944,076)
                                                                  ------------

                 Total investments net of
                   call option written and
                   investments sold
                   short--131.8%
                   (cost $758,827,384) .......................     730,485,192
                                                                  ------------

                 Liabilities in excess of other
                   assets--(31.8%) ...........................    (176,179,814)
                                                                  ------------
                 NET ASSETS--100% ............................    $554,305,378
                                                                  ============


----------------
  *Using the higher of Standard & Poor's, Moody's or Fitch's rating. **Security restricted as to resale.
***Illiquid securities representing 1.5% of portfolio assets.
  +Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4
 ++Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4
  @Partial principal amount pledged as collateral for financial futures contracts.
 @@Entire principal amount pledged as collateral for financial futures contracts.


                              KEY TO ABBREVIATIONS
            ARM - Adjustable Rate Mortgage
            CMO - Collateralized Mortgage Obligation
           G.O. - General Obligation
          LIBOR - London InterBank Offer Rate
          REMIC - Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $827,554,594)
  (Note 1) ...................................................     $799,429,567
Deposit with broker for investments sold short
  (Note 1) ...................................................       69,524,250
Interest receivable ..........................................        8,594,918
Receivable for investments sold                                       5,172,975
Unrealized appreciation on interest rate swap
  (Note 1 & 3) ...............................................            2,543
Other assets .................................................          209,590
                                                                   ------------
                                                                    882,933,843
                                                                   ------------
LIABILITIES
Reverse repurchase agreement (Note 4) ........................      247,740,750
Investments sold short, at value
  (proceeds $67,894,210) (Note 1) ............................       68,944,076
Payable for investments purchased ............................        7,603,962
Interest payable .............................................        2,946,556
Due to broker--variation margin ..............................          539,607
Due to custodian .............................................          505,050
Advisory fee payable (Note 2) ................................          225,484
Administration fee payable (Note 2) ..........................          122,681
Swap option written, at value
  (proceeds $833,000 (Note 1) ................................              299
                                                                   ------------
                                                                    328,628,465
                                                                   ------------
NET ASSETS ...................................................     $554,305,378
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) ..............................          575,106
  Paid-in capital in excess of par . .........................      535,541,670
                                                                   ------------
                                                                    536,116,776
  Undistributed net investment income ........................       49,338,472
  Accumulated net realized loss ..............................       (2,006,730)
  Net unrealized depreciation ................................      (29,143,140)
                                                                   ------------
  Net assets, June 30, 1999 ..................................     $554,305,378
                                                                   ============
Net asset value per share:
  ($554,305,378 / 57,510,639 shares of
  common stock issued and outstanding) .......................            $9.64
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium
    amortization of $2,928,686 and
    interest expense of $8,503,826) ..........................      $32,968,566
                                                                    -----------
Operating expenses
  Investment advisory ........................................        1,269,021
  Administration .............................................          352,506
  Transfer agent .............................................           90,000
  Directors ..................................................           62,000
  Audit ......................................................           54,000
  Custodian ..................................................           42,000
  Reports to shareholders ....................................           35,000
  Registration ...............................................           20,000
  Legal ......................................................           14,000
  Miscellaneous ..............................................          101,379
                                                                     -----------
    Total operating expenses .................................        2,039,906
                                                                     -----------
Net investment income before excise tax ......................       30,928,660
  Excise tax .................................................          125,000
                                                                    -----------
Net investment income ........................................       30,803,660
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................       (1,302,793)
  Futures ....................................................       (3,177,875)
  Short sales ................................................          458,496
  Swaps ......................................................         (304,247)
                                                                    -----------
 .............................................................       (4,326,419)
                                                                    -----------
Change in net unrealized appreciation
  (depreciation) on:
  Investments ................................................      (41,017,145)
  Options written ............................................        3,019,445
  Futures ....................................................       (1,026,185)
  Short sales ................................................       (1,055,018)
  Swaps ......................................................         (463,394)
                                                                    -----------
                                                                    (40,542,297)
                                                                    -----------
Net loss on investments ......................................      (44,868,716)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ............................................     ($14,065,056)
                                                                    ===========


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting
  from operations ............................................    ($ 14,065,056)
                                                                  -------------
Decrease in investments ......................................       65,718,345
Net realized loss ............................................        4,326,419
Decrease in unrealized appreciation ..........................       40,542,297
Decrease in unrealized appreciation
  on interest rate swap ......................................          463,394
Decrease in receivable for
  investments sold ...........................................       32,968,734
Decrease in receivable for
  variation margin ...........................................          674,950
Increase in interest receivable ..............................         (309,361)
Increase in other assets .....................................         (209,590)
Decrease in payable for
  investments purchased ......................................      (76,224,068)
Decrease in  swap option written .............................       (3,019,445)
Increase in deposits with broker
  for short sales ............................................      (67,796,624)
Increase in payable for securities
  sold short .................................................       67,230,799
Increase in interest payable .................................        1,244,266
Decrease in accrued expenses
  and other liabilities ......................................         (153,783)
                                                                  -------------
  Total adjustments ..........................................       65,456,333
                                                                  -------------
Net cash flows provided by
  operating activities .......................................    $  51,391,277
                                                                  =============

INCREASE (DECREASE) IN CASH
Net cash flows provided by
  operating activities .......................................    $  51,391,277
                                                                  -------------
Cash flows used for financing
  activities:
Decrease in reverse repurchase
  agreements .................................................      (38,267,550)
Cash dividends paid ..........................................      (13,658,623)
                                                                  -------------
Net cash flows used for
  financing activities .......................................      (51,926,173)
                                                                  -------------
Net decrease in cash .........................................         (534,896)
Cash at beginning of period ..................................          534,896
                                                                  -------------
Cash at end of period ........................................    $          --
                                                                  =============


--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    SIX MONTHS     YEAR ENDED
                                                      ENDED        DECEMBER 31,
                                                  JUNE 30, 1999       1998
                                                  -------------    ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

  Net investment income .....................     $ 30,803,660   $  $41,426,604

  Net realized gain (loss)
    on investments ..........................       (4,326,419)       7,649,729

  Net change in unrealized
    appreciation/(depreciation)
    on investments ..........................      (40,542,297)       9,477,287
                                                  ------------     ------------

  Net increase (decrease) in net
    assets resulting from
    operations ..............................      (14,065,056)      58,553,620

  Dividends from net
    investment income .......................      (11,382,179)     (27,317,150)
                                                  ------------     ------------
  Total increase (decrease) .................      (25,447,235)      31,236,470

NET ASSETS
  Beginning of period .......................      579,752,613      548,516,143
                                                  ------------     ------------
  End of period .............................     $554,305,378     $579,752,613
                                                  ============     ============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,     --------------------------------------------------------------
                                                         1999        1998         1997           1996         1995           1994
                                                        -----       ------       ------         ------        -----         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period .........................      $  10.08      $   9.54      $   9.15      $   9.32      $   8.12     $   9.36
                                                     --------      --------      --------      --------      --------     --------
 Net investment income
  (net of interest expense
   of $0.15, $0.23, $0.18,
   $0.19, $0.34 and $0.19,
   respectively) ..............................          0.54          0.72          0.67          0.58          0.62         0.46
Net realized and unrealized
  gain (loss) on investments ..................         (0.78)         0.30          0.20         (0.22)         1.14        (1.07)
                                                     --------      --------      --------      --------      --------     --------
Net increase (decrease)
  from investment operations ..................         (0.24)         1.02          0.87          0.36          1.76        (0.61)
                                                     --------      --------      --------      --------      --------     --------
Dividends from net investment
  income ......................................          (.20)        (0.48)        (0.48)        (0.53)        (0.56)       (0.49)
Distributions in excess of
  net investment income .......................            --            --            --            --            --        (0.14)
                                                     --------      --------      --------      --------      --------     --------
Net asset value, end of period* ....                 $   9.64      $  10.08      $   9.54      $   9.15      $   9.32     $   8.12
                                                     ========      ========      ========      ========      ========     ========
Market value, end of period* .......                 $   9.06      $   9.19      $   8.50      $   8.00      $   7.63     $   7.13
                                                     ========      ========      ========      ========      ========     ========
TOTAL INVESTMENT RETURN:+ ..........                     1.21%        14.02%        12.56%        11.79%        14.68%      (20.28%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ...............                     0.72%+++      0.75%         0.73%         0.74%         0.78%        0.98%
Net Investment Income ..............                    10.92%+++      7.35%         6.84%         6.39%         7.13%        5.32%
SUPPLEMENTAL DATA:
Average net assets (000) ...........                 $567,125      $563,470      $531,101      $518,963      $501,869     $491,747
Portfolio turnover rate ............                        9%           61%          110%          107%          135%         133%
Reverse repurchase agreements
  outstanding, end of period (000) .                 $247,741      $286,008      $212,244      $213,085      $232,396     $184,672
Asset coverage++ ...................                 $  3,237      $  3,027      $  3,584      $  3,469      $  3,305     $  3,529


--------------------
   * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
  ** The ratios of operating expenses, including interest expense, to average net assets, were 3.74%+++, 3.12%, 3.05%, 3.87%, 4.68% and 3.18% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets, were 3.78%+++, 3.19%, 3.05%, 3.87%, 4.68% and 3.18% for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERMTRUST INC.
CONSOLIDATED NOTES TO
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES
The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.


     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with MorganStanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than for short-term investments, for the six months ended June 30, 1999, aggregated $74,243,223 and $47,809,200, respectively.

     The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 12% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized depreciation for federal income tax purposes was $28,125,027 (gross unrealized appreciation--$19,312,729; gross unrealized depreciation--$47,437,756).

     For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 1998 of approximately $7,584,199 of which $2,265,008 expires in 2001 and $5,319,191 expires at the termination of the Trust. Details of open financial futures contracts at June 30, 1999 were as follows:


                        VALUE AT      VALUE AT
NUMBER OF             EXPIRATION       TRADE          JUNE 30,        UNREALIZED
CONTRACTS   TYPE         DATE          DATE            1999         DEPRECIATION
--------   -----      ----------      -------        ---------      ------------
       Short position:
 (750) 30-Yr T-Bond   Sep. 1999    $(86,126,197)  $(86,929,688)      $(803,491)
                                                                     =========

     The Trust had no open interest rate caps as of June 30, 1999. Details of open interest rate swaps at June 30, 1999 were as follows:

 NOTIONAL              FLOATING/
  AMOUNT                FIXED          FLOATING     TERMINATION      UNREALIZED
  (000)    TYPE         RATE             RATE          DATE         APPRECIATION
--------   ----        -------          ------     -----------     -------------
35,000 Floating Rate  3 Mo. T-Bill   3 Mo. LIBOR       9/10/03           $1,463
                      +80.25 bps
30,000 Floating Rate  3 Mo. T-Bill   3 Mo. LIBOR       9/10/03            1,080
                       +81.75 bps                                       -------
                                                                         $2,543
                                                                        =======

NOTE 4. BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was $273,006,611 at a weighted average interest rate of approximately 4.62%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $283,912,000 as of January 31, 1999 which was 30.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1999 was approximately $7,500,000. The maximum amount of dollar rolls outstanding at any month-end during the period was $45,393,750 as of January 31, 1999 which was 4.9% of total assets.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 57,510,639 shares outstanding at June 30, 1999, the Adviser owned 10,724 shares.

NOTE 6. DIVIDENDS
Since June 30, 1999, the Board of Directors of the Trust declared dividends from
undistributed   earnings  of  $0.03958  per  share  payable  July  30,  1999  to shareholders of record on July 15, 1999.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter FSB (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

     DIRECTOR                            CLASS           TERM          EXPIRING
     --------                           ------           -----          -------
     Frank J. Fabozzi ..............       I            3 years          2002
     Walter F. Mondale .............       I            3 years          2002
     Ralph L. Schlosstein ..........       I            3 years          2002

     Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, James Grosfeld and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:
                                   VOTES FOR     VOTES AGAINST    ABSTENTIONS
                                   ---------     -------------    -----------
Frank J. Fabozzi                  34,825,284         --            5,724,299
Walter F. Mondale                 34,681,007         --            5,868,576
Ralph L. Schlosstein              34,819,760         --            5,729,823
Ratification of
  Deloitte & Touche LLP           39,929,104       156,634           463,845

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Strategic Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE  CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IOclass is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a repaid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS):
Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:
Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance
with   its   stated   investment   objectives   and   policies.

COLLATERALIZED
Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS):
Mortgage-backed securities secured or backed by mortgage loans on commercial properties.

DISCOUNT:
When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
This is income generated by securities in a portfolio and distributed to share-holders shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:
Federal  Housing   Administration,   a  government  agency  that  facilitates  a
second-ary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:
Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:
Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:
Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT  SECURITIES:
Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATINGRATE MORTGAGES:
Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.


INTEREST-ONLY  SECURITIES:
Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE  DOLLAR ROLLS:
A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE  PASS-THROUGHS:
Mortgage-backed  securities  issued by Fannie  Mae,  Freddie  Mac or Ginnie Mae.

MULTIPLE-CLASS  PASS-THROUGHS:
Collateralized  Mortgage Obligations.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY  SECURITIES:
Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. PROJECT
LOANS: Mortgages for multi-family,  low- to middle-income housing.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:
A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:
Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:
In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED  MORTGAGE-BACKED SECURITIES:
Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Morgan Stanley Dean Witter FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1999 were not audited and, accordingly, no opinion is expressed on them.


  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                    THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM

Printed on recycled paper                                         9247P-10-8


THE BLACKROCK
STRATEGIC TERM
TRUST INC.
--------------
CONSOLIDATED
SEMI-ANNUAL REPORT
JUNE 30, 1999